UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event report) March 21, 2025

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Entergy Corporation (the “Company”) filed a Current Report on Form 8-K on March 19, 2025 (the “Prior 8-K”) to report, among other things, that on March 17, 2025, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as the representatives of the underwriters named therein (the “Underwriters”), and Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as forward sellers (the “Forward Sellers”) related to the public offering and sale of an aggregate of 15,568,863 shares of its common stock, par value $0.01 per share (“Common Stock”). The information contained in the Prior 8-K, including the documents filed as exhibits thereto, are deemed to be incorporated by reference herein.

Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option to purchase additional shares of Common Stock solely to cover over-allotments, if any (the “Over-Allotment Option”). This Current Report on Form 8-K is being filed to report that:

•	on March 19, 2025, the Underwriters exercised the Over-Allotment Option with respect to 2,227,538 shares (the “Shares”) of Common Stock;

•

in connection with the Underwriters’ exercise of the Over-Allotment Option, on March 19, 2025, the Company entered into separate forward sale agreements, each as described below, relating to the Shares; and

•	on March 21, 2025, the Company closed the offering of the Shares described herein.

This Current Report on Form 8-K is also being filed to include, as exhibits, certain documents executed in connection with the offering of the Shares described herein.

Item 1.01 Entry into a Material Definitive Agreement.

On March 19, 2025, the Company entered into forward sale agreements with each of Morgan Stanley & Co. LLC, Bank of America, N.A., JPMorgan Chase Bank, National Association, New York Branch and Mizuho Markets Americas LLC (with Mizuho Securities USA LLC acting as agent) (each, a “Forward Purchaser”), relating to the Shares (each, an “Additional Forward Sale Agreement”).

Each Additional Forward Sale Agreement provides for settlement on a settlement date or dates to be specified at the Company’s discretion on or prior to September 30, 2026. On a settlement date or dates, if the Company decides to physically settle an Additional Forward Sale Agreement, it will issue shares of Common Stock to the relevant Forward Purchaser at the then-applicable forward sale price. The forward sale price will initially be $81.87175 per share. Each Additional Forward Sale Agreement provides that the initial forward sale price will be subject to adjustment on a daily basis based on a floating interest rate factor equal to the overnight bank funding rate less a spread, and will be decreased by an amount per share specified in such Additional Forward Sale Agreement on each of certain dates specified in such Additional Forward Sale Agreement. If the overnight bank funding rate is less than the spread on any day, the interest rate factor will result in a daily reduction of the forward sale price for such day.

Except under limited circumstances described below, the Company has the right to elect physical settlement, net share settlement or cash settlement under an Additional Forward Sale Agreement for all or a portion of its obligations under an Additional Forward Sale Agreement. If the Company decides to physically settle or net share settle an Additional Forward Sale Agreement, delivery of shares of Common Stock (if any) by the Company to the Forward Purchasers upon any physical settlement or net share settlement of such Additional Forward Sale Agreement will result in dilution to the Company’s earnings per share. If the Company elects cash or net share settlement for all or a portion of an Additional Forward Sale Agreement, the Company would expect the relevant Forward Purchaser or one of its affiliates to repurchase shares of Common Stock in order to satisfy its obligation to return the shares of Common Stock such Forward Purchaser had borrowed in connection with sales of Common Stock and, if applicable, in connection with net share settlement, to deliver shares of Common Stock to the Company. If the market value of Common Stock at the time of such purchase is above the forward sale price at that time, the Company will pay or deliver, as the case may be, to the relevant Forward Purchaser under its Additional Forward Sale Agreement, an amount in cash, or a number of shares of Common Stock with a market value, equal to such difference. Conversely, if the market value of Common Stock at the time of such purchase is below the forward sale price at that time, such Forward Purchaser will pay or deliver, as the case may be, to the Company under its Additional Forward Sale Agreement, an amount in cash, or a number of shares of Common Stock with a market value, equal to such difference.

In certain circumstances, each Forward Purchaser will have the right to accelerate its Additional Forward Sale Agreement (or, in certain cases, the portion thereof that it determines is affected by the relevant events) and require the Company to physically settle its Additional Forward Sale Agreement on a date specified by such Forward Purchaser. These circumstances include:

•

in the good faith, commercially reasonable judgment of such Forward Purchaser, it or its affiliate is unable to borrow a number of shares of Common Stock equal to the number of shares to be delivered by the Company upon physical settlement of its Additional Forward Sale Agreement or it or its affiliate is unable to borrow such number of shares at a rate equal to or less than an agreed maximum stock loan rate;

•

the Company declares any dividend or distribution on shares of Common Stock payable in (i) cash in excess of a specified amount (other than an extraordinary dividend), (ii) securities of another company, or (iii) any other type of securities (other than Common Stock), rights, warrants or other assets for payment (cash or other consideration) at less than the prevailing market price, as reasonably determined by such Forward Purchaser;

•	certain ownership thresholds applicable to such Forward Purchaser are exceeded;

•

an event is announced that, if consummated, would result in an extraordinary event (as defined in the Additional Forward Sale Agreements) including, among other things, certain mergers and tender offers, as well as certain events such as a delisting of Common Stock (each as more fully described in the Additional Forward Sale Agreements); or

•

certain other events of default or termination events occur, including, among other things, any material misrepresentation made by the Company in connection with its entry into such Additional Forward Sale Agreement, its bankruptcy (except as described below) or certain changes in law (each as more fully described in the Additional Forward Sale Agreements).

The foregoing description of each of the Additional Forward Sale Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each such Additional Forward Sale Agreement, which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 hereto respectively.

Item 8.01 Other Events.

On March 19, 2025, the Underwriters exercised the Over-Allotment Option with respect to the Shares. On March 21, 2025, 2,227,538 shares of Common Stock were borrowed from third parties and sold to the Underwriters by the Forward Sellers.

In connection with the offering of the Shares, the Shares were registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-3, File No. 333-266624.

In connection with the issuance and sale of the Shares, the Company is also filing a legal opinion regarding the validity of the Shares as Exhibit 5.01 for the purpose of incorporating the opinion into the registration statement referred to above.

Cautionary note regarding forward-looking statements

In this Current Report on Form 8-K, Entergy’s statement regarding its remaining equity needs is a “forward-looking statement” within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on this forward-looking statement, which applies only as of the date of this Current Report on Form 8-K. Except to the extent required by federal securities laws, Entergy undertakes no obligation to publicly update or revise this or any other forward-looking statement, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this Current Report on Form 8-K and in Entergy’s most recent Annual Report on Form 10-K, and Entergy’s other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with (1) rate proceedings, formula rate plans, and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent or on the timeline anticipated by its utility company subsidiaries, and (2) implementation of the ratemaking effects of changes in law; (c) uncertainties associated with (1) realizing the benefits of its resilience plan, including impacts of the frequency and intensity of future storms and storm paths, as well as the pace of project completion and (2) efforts to remediate the effects of major storms and recover related restoration costs; (d) risks associated with operating nuclear facilities, including plant relicensing, operating, and regulatory costs and risks; (e) changes in decommissioning trust fund values or earnings or in the timing or cost of decommissioning Entergy’s nuclear plant sites; (f) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (g) risks and uncertainties associated with executing on business strategies, including (1) strategic transactions that Entergy or its subsidiaries may undertake and the risk that any such transaction may not be completed as and when expected and the risk that the anticipated benefits of the transaction may not be realized, and (2) Entergy’s ability to meet the rapidly growing demand for electricity, including from hyperscale data center and other large customers, and to manage the impacts of such growth on customers and Entergy’s business, or the risk that contracted or expected load growth does not materialize or is not sustained; (h) direct and indirect impacts to Entergy or its customers from pandemics, terrorist attacks, geopolitical conflicts, cybersecurity threats, data security breaches, or other attempts to disrupt Entergy’s business or operations, and/or other catastrophic events; and (i) effects on Entergy or its customers of (1) changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, or energy policies; (2) changes in commodity markets, capital markets, or economic conditions; and (3) technological change, including the costs, pace of development, and commercialization of new and emerging technologies.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits have been filed herewith:

Exhibit Index

Exhibit No.	Description of Exhibit

5.01	Opinion of Morgan, Lewis & Bockius LLP.

10.1	Confirmation of Forward Sale Transaction, dated March 19, 2025, between the Company and Morgan Stanley & Co. LLC, in its capacity as a Forward Purchaser.

10.2	Confirmation of Forward Sale Transaction, dated March 19, 2025, between the Company and Bank of America, N.A., in its capacity as a Forward Purchaser.

10.3	Confirmation of Forward Sale Transaction, dated March 19, 2025, between the Company and JPMorgan Chase Bank, National Association, New York Branch in its capacity as a Forward Purchaser.

10.4	Confirmation of Forward Sale Transaction, dated March 19, 2025, between the Company and Mizuho Markets Americas LLC (with Mizuho Securities USA LLC acting as agent) in its capacity as a Forward Purchaser.

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.01).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By:	/s/ Barrett E. Green
Barrett E. Green Vice President and Treasurer

Dated: March 21, 2025